DGA Core Plus Absolute Return ETF

Schedule of Investments

April 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Goldman Sachs Access Treasury 0-1 Year ETF	9,477	$949,406
Invesco QQQ Trust Series 1	808	384,180
ProShares Short S&P500 (a)	127,110	5,642,413
ProShares UltraShort S&P500	134,281	2,791,702
SPDR Dow Jones Industrial Average ETF Trust	947	384,804
SPDR Portfolio S&P 500 Growth ETF	32,829	2,691,978
SPDR Portfolio S&P 500 Value ETF	54,477	2,681,903
SPDR S&P 500 ETF Trust	346	191,871
Vanguard Total Stock Market ETF	4,925	1,343,638
Vanguard Total World Stock ETF	16,412	1,913,639
TOTAL EXCHANGE TRADED FUNDS (Cost $18,130,743)		18,975,534

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 4.25% (b)	29,388	29,388
TOTAL SHORT-TERM INVESTMENTS (Cost $29,388)		29,388

TOTAL INVESTMENTS - 100.1% (Cost $18,160,131)		19,004,922
Liabilities in Excess of Other Assets - (0.1)%		(20,833)
TOTAL NET ASSETS - 100.0%		$18,984,089

      –%

Percentages are stated as a percent of net assets.
            –%

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	The rate shown represents the 7-day annualized effective yield as of April 30, 2025.

Summary of Fair Value Disclosure as of April 30, 2025 (Unaudited)

DGA Absolute Return ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$18,975,534	$—	$—	$18,975,534
Money Market Funds	29,388	—	—	29,388
Total Investments	$19,004,922	$—	$—	$19,004,922

Refer to the Schedule of Investments for further disaggregation of investment categories.